LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED FEBRUARY 22, 2012

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, EACH DATED MAY 1, 2011, AS SUPPLEMENTED, OF

LEGG MASON BW INTERNATIONAL OPPORTUNITIES BOND FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2011, as supplemented on June 1, 2011, July 8, 2011, August 19, 2011 and February 22, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2011, as supplemented on August 19, 2011, November 17, 2011 and February 22, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2010, are incorporated by reference into this Summary Prospectus.

The section titled “Management” of the fund’s Summary Prospectus and Prospectus is deleted and replaced with the following:

Management

Manager: Legg Mason Partners Fund Advisor, LLC

Adviser: Brandywine Global Investment Management, LLC

Portfolio managers: Stephen S. Smith and David F. Hoffman, CFA, have been the fund’s Portfolio Managers since 2009. John P. McIntyre, CFA was the fund’s Associate Portfolio Manager/Senior Research Analyst since 2009 and, effective February 2012, is the fund’s Portfolio Manager/Senior Research Analyst. Brian R. Hess has been the fund’s Associate Portfolio Manager/Senior Research Analyst since February 2012.

The sub-section labeled “Portfolio managers” under the section titled “More on fund management” in the fund’s Prospectus is deleted and replaced with the following:

Portfolio managers

Stephen S. Smith, David F. Hoffman, CFA and John P. McIntyre, CFA are the fund’s portfolio managers and are responsible for the day-to-day management of the fund. Mr. Smith is a Managing Director of Brandywine Global and has been employed at Brandywine Global since 1991. Mr. Hoffman is a Managing Director of Brandywine Global and has been employed at Brandywine Global since 1995. Mr. McIntyre was the fund’s Associate Portfolio Manager/Senior Research Analyst since 2009 and, effective February 2012, is a Portfolio Manager/Senior Research Analyst. Mr. McIntyre is responsible for research and market insight for the fund and has been employed at Brandywine Global since 1998.

Brian R. Hess has been the fund’s Associate Portfolio Manager/Senior Research Analyst since February 2012. Mr. Hess is responsible for research and market insight for the fund and has been employed at Brandywine Global since 2003.

The fund’s SAI provides information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the fund.

The section titled “The Fund’s Investment Adviser and Manager – Portfolio Managers” of the Fund’s Statement of Additional Information is amended as follows:

Stephen S. Smith, David F. Hoffman, CFA, John P. McIntyre, CFA and Brian R. Hess serve as portfolio managers to the fund. The tables below provide information regarding other accounts for which Messrs. Smith, Hoffman, McIntyre and Hess have day-to-day management responsibility.

Brian R. Hess

As of February 1, 2012:

Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Registered Investment Companies	0	0	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	0	0	0	0

As of February 1, 2012, Mr. Hess did not own any shares of the Fund.

Brandywine Global believes that there are no material conflicts of interest that arise in connection with its simultaneous management of its various portfolios. All portfolios within a given investment style are treated in a similar fashion for all investment decisions, unless a client provides specific investment restrictions. All trade executions of a given investment decision are allocated in an unbiased manner to avoid any conflict over allocation of investment opportunities.

The fund’s portfolio managers’ compensation includes a fixed base salary coupled with a bonus which is based on 1) the manager’s portfolio pre-tax performance versus the global fixed income peer universe constructed by the Frank Russell Company, 2) the overall profitability of all portfolios managed by the portfolio managers, and 3) Brandywine Global’s overall profitability. The global fixed income peer universe includes discretionary separate accounts, commingled funds and mutual funds (gross of fees) managed for U.S. dollar oriented investors. Portfolios are measured against a global unhedged performance benchmark (measured in U.S. dollars) and have no significant currency or bond market restrictions. The comparison to the global fixed income peer universe includes one quarter, one year, three year and five year time periods. The bonus calculation treats every account under the portfolio manager’s direction in the same manner, including the fund.

This supplement should be retained with your Summary Prospectus, Prospectus and Statement of Additional Information for future reference.

LMFX014361

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